EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I In connection with the Quarterly Report of China Liaoning Dingxu Ecological Agriculture Development, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2012 as filed with the Securities and Exchange Commission (the “Report”), I, Chin Yung Kong, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2012	/s/ Chin Yung Kong
Chin Yung Kong
Chief Executive Officer